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                                                                   EXHIBIT 10.29


                                  AMENDMENT TO
                          LOAN AND SECURITY AGREEMENTS



           THIS AMENDMENT (this "Amendment") dated as of June 12, 1995 is entered into by and among MARINE MIDLAND BUSINESS LOANS, INC., a Delaware corporation ("Lender"), and MERCURY AIR GROUP, INC., a New York corporation formerly known as IPM Technology, Inc. ("Mercury"), and MAYTAG AIRCRAFT CORPORATION, a Colorado corporation ("Maytag"). Mercury and Maytag shall collectively be referred to herein as "Borrowers".

                                    RECITALS

           A. Lender and the respective Borrowers are parties to those two (2) certain Loan and Security Agreements dated as of December 6, 1989, as amended (singly, the "Agreement," and collectively, the "Agreements").

           B. Lender and Borrowers desire to amend the Agreements in certain respects, but subject to the terms and conditions set forth below.

                                    AGREEMENT

           In consideration of the above recitals and of the mutual covenants contained herein, Lender and Borrowers agree as follows:

           1. Defined Terms. Each of the terms defined in the Agreements which are used herein shall have the same meaning as set forth in the Agreements, unless otherwise specified herein.

           2. Maximum Borrowing Capacity. With respect to clauses (a) of the definitions of "Borrowing Capacity" in Sections 1.1 of the Agreements, the maximum aggregate Borrowing Capacity of Borrowers shall be $16,000,000.00 less the total outstanding "Advances" to Cargo under its Loan and Security Agreement with Lender of even date herewith as it may hereafter be amended, modified, substituted or replaced.

           3. Financial Covenants. With respect to Sections 10.13 of the Agreements, Mercury and its Consolidated Subsidiaries shall maintain Tangible Net Worth and Working Capital of not less than $15,000,000.00 and $6,000,000.00, respectively, as of the end of each fiscal quarter on a consolidated basis. For the purposes of Sections 10.13, "Tangible Net Worth" shall mean the amount by which the assets of Mercury and its Consolidated Subsidiaries, but excluding goodwill, exceed liabilities computed in accordance with GAAP.


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           4. Events of Default. With respect to Sections 12.1 of the
Agreements, an Event of Default shall be deemed to have occurred if an "Event of Default" occurs under, and as defined in, that certain Loan and Security Agreement of even date herewith between Mercury Air Cargo, Inc., a California corporation, and Secured Party.

           5. Continuing Effect of Loan Documents.

              (a) Except as specifically amended as set forth above, the Agreements and all other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed; and

              (b) Upon the effectiveness of this Amendment, each reference in the Loan Documents to the Agreements shall mean and be a reference to the Agreements as amended hereby.

           6. Borrowers' Representations and Warranties. Borrowers represent and warrant as follows:

              (a) Each of the representations and warranties contained in the Agreements is hereby reaffirmed as of the date hereof, each as if set forth herein;

              (b) The execution, delivery and performance of this Amendment are within Borrowers' powers, have been duly authorized by all necessary action, have received all necessary approvals, if any, and do not contravene any law or any contractual restrictions binding on Borrowers;

              (c) This Amendment is the legal, valid and binding obligation of Borrowers, enforceable against Borrowers in accordance with its terms; and

              (d) No event has occurred and is continuing which constitutes an Event of Default under the Agreements after giving effect to this Amendment.

           7. Conditions Precedent. This Amendment shall become effective when, and only when, Lender shall have received all of the following, in form and substance satisfactory to Lender:

              (a) A counterpart of this Amendment duly executed by Borrowers and acknowledged by the guarantors indicated hereinbelow; and

              (b) Such other documents, instruments or agreements as Lender may reasonably request.

           8. Governing Law. This Amendment shall be deemed to be a contract under and subject to, and shall be construed for all

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purposes and in accordance with, the internal laws of the State of California.

           9. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

           WITNESS the due execution hereof as of the date first above written.


                                       MARINE MIDLAND BUSINESS LOANS, INC.



                                       By:
                                          ----------------------------------
                                       Title:
                                             -------------------------------


                                       MERCURY AIR GROUP, INC.



                                       By:
                                          ----------------------------------
                                       Title:
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                                       MAYTAG AIRCRAFT CORPORATION



                                       By:
                                          ----------------------------------
                                       Title:
                                             -------------------------------


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                     CONSENT AND REAFFIRMATION OF GUARANTORS


           The undersigned, as guarantors under their respective Guaranties dated December 6, 1989 or April 1, 1992, hereby consent to the foregoing Amendment and acknowledge and reaffirm their obligations and liabilities under such Guaranties, which shall remain in full force and effect.

Dated:  As of June     , 1995
                   ----

                                         MERCURY AIR CARGO, INC.,
                                         a California corporation



                                         By:
                                            ----------------------------------
                                         Title:
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                                         HERMES AVIATION, INC.,
                                         a California corporation



                                         By:
                                            ----------------------------------
                                         Title:
                                               -------------------------------